Small Cap Equity Fund

Supplement dated August 1, 2013 to the current Summary Prospectuses

Robert P. Shea, CFA, no longer serves as a portfolio manager of the fund. Accordingly, all references to Robert P. Shea, CFA, as a portfolio manager on the investment management team of the fund are removed from the Summary Prospectuses for all share classes of the fund.

The other portfolio managers of the fund, Daniel H. Cole, CFA and Thomas L. Holman, continue to serve as portfolio managers of the fund.

You should read this Supplement in conjunction with the Summary Prospectuses and retain it for future reference.